EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2024
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE
7. EARNINGS PER SHARE

Basic earnings per share (“EPS”) are computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

	Six months ended June 30,
All figures in USD ‘000 except share and per share amounts	2024	2023
Numerator
Net Income	36,662	73,721
Denominator
Basic – Weighted Average Common Shares Outstanding	208,796,444	208,796,444
Dilutive – Weighted Average Common Shares Outstanding	209,640,819	208,796,444
Net Income per Common Share
Basic	0.17	0.35
Diluted	0.17	0.35